UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive, Springfield, Massachusetts,	01104

(Address of principal executive offices, including zip code)

(800) 286-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 25, 2022, Eversource Energy issued $650,000,000 aggregate principal amount of its 2.90% Senior Notes, Series V, Due 2027 (the “2027 Notes”) pursuant to an Underwriting Agreement, dated February 22, 2022, among Eversource Energy and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, PNC Capital Markets LLC and RBC Capital Markets, LLC, as representatives of the underwriters named therein (the “Series V Underwriting Agreement”). On February 25, 2022, Eversource Energy also issued $650,000,000 aggregate principal amount of its 3.375% Senior Notes, Series W, Due 2032 (the “2032 Notes” and together with the 2027 Notes, the “Notes”), pursuant to an Underwriting Agreement, dated February 22, 2022, among Eversource Energy and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (the “Series W Underwriting Agreement”).

The Notes are Eversource Energy’s unsecured obligations and were issued under the Sixteenth Supplemental Indenture, dated February 1, 2022, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (the “Sixteenth Supplemental Indenture”), supplementing the Indenture between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (as successor trustee), dated as of April 1, 2002 (the “Indenture”).

Interest on the Notes is payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2022 and ending on the applicable maturity date.

The foregoing summaries of the Series V Underwriting Agreement, the Series W Underwriting Agreement, the Indenture and the Sixteenth Supplemental Indenture do not purport to be complete and are qualified in their entirety by references to such documents. The Series V Underwriting Agreement, the Series W Underwriting Agreement and the Sixteenth Supplemental Indenture are filed hereto as Exhibits 1.1, 1.2 and 4.1, respectively. The Indenture is filed as Exhibit A-3 to Eversource Energy’s 35-CERT, filed April 16, 2002 (File No. 070-09535).

A copy of the opinion of Ropes & Gray LLP relating to the validity of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Series V Underwriting Agreement, dated February 22, 2022, among Eversource Energy and the Underwriters named therein.
1.2	Series W Underwriting Agreement, dated February 22, 2022, among Eversource Energy and the Underwriters named therein.
4.1	Sixteenth Supplemental Indenture, dated as of February 1, 2022, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.2	Form of the 2027 Notes (included as Exhibit A to the Sixteenth Supplemental Indenture filed herewith as Exhibit 4.1).
4.3	Form of the 2032 Notes (included as Exhibit B to the Sixteenth Supplemental Indenture filed herewith as Exhibit 4.1).
5.1	Legal opinion of Ropes & Gray LLP relating to the validity of the Notes.
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

February 25, 2022	By:	/s/ Emilie G. O’Neil
Emilie G. O’Neil
Assistant Treasurer